                                                                    Exhibit 10.3

                              CONSENT TO ASSIGNMENT

      This Consent to Assignment is made as of March 16, 2001 by and among Regent Court Technologies ("RCT"), a general partnership of which Jonnie R. Williams ("Williams"), of Manakin-Sabot, Virgin; and Francis O'Donnell, Jr., M.D. ("O'Donnell"), of Chesterfield, Missouri, are partners, Williams, individually, O'Donnell individually, Star Tobacco & Pharmaceuticals, Inc., a Virginia corporation ("STPI"), Star Scientific, Inc., a Delaware corporation ("SSI"), and Brown and Williamson Tobacco Corporation, a Delaware corporation ("B&W").

      Reference as made to the Licensing Agreement dated January 5, 1998 for certain intellectual property rights, including without limitation United States and foreign patent applications relating to methods to cure tobacco so as to substantially prevent the formation of one or more tobacco-specific nitrosamines, and products containing such specially-cured tobacco, which License Agreement was amended on August 3, 1998 ("the Basic License Agreement"). Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meaning given such terms in the Basic License Agreement.

      Reference also is made to the Regent/B&W License Agreement dated August 15, 2000 ("Regent/B&W Agreement"), in which B&W was granted certain conditional rights under the Basic License Agreement.

      WHEREAS, pursuant to Section 2 of the Basic License Agreement, RCT granted to STPI certain rights and licenses with respect to certain RCT Patent Rights and Know-How.

      WHEREAS, pursuant to amendment No. 2 of the Regent/B&W Agreement, the provisions of the Basic License Agreement may not be amended or modified without the prior written consent of B&W.

      WHEREAS, STPI wishes to assign any and all of its rights under the Basic License Agreement to SSI.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Each of RCT, O'Donnell, Williams, STPI, and B&W hereby accepts the assignment by STPI to SSI of all of STPI's rights and obligations under the Basic License Agreement.

      2. From and after the date of this Agreement, STPI shall relinquish its rights and be released from its obligations under the Basic License Agreement. It is understood, however, that STPI may be hereafter granted rights by SSI under the Basic License Agreement as an Affiliated Sublicensee of SSI.

      3. Each of RCT, O'Donnell, Williams, STPI, and B&W agrees that STPI shall have no further obligation or liability with respect to RCT, SSI or any third party arising out of the Patent Rights and Know-How or otherwise in connection with the Basic License Agreement.

      4. Each of RTC, SSI and STPI hereby affirms that notwithstanding the assignment of license rights from STPI to SSI and the execution of a new license between RCT and SSI there will be no effect on the rights granted to Brown & Williamson Tobacco Corporation under the Regent Court/B&W License Agreement dated August 15, 2000.

      5. RCT acknowledges receipt of a copy of the Restated Master Agreement dated April 25, 2001 and the related agreements (as therein defined). RCT acknowledges that it is a Star Affiliate as that term is defined in the Restated Master Agreement, and agrees to be bound by all the terms and provisions of the Restated Master Agreement and Related Agreements which are applicable to Star Affiliates.

      IN WITNESS WHEREOF, the parties hereto have caused this Consent to Assignment to be executed as of the date first above.

                                        REGENT COURT TECHNOLOGIES


                                    By: /s/ Francis E. O'Donnell
                                        --------------------------------------
                                        Francis E. O'Donnell, General Partner


                                    By: /s/ Francis E. O'Donnell, Jr.
                                        --------------------------------------
                                        FRANCIS E. O'DONNELL, JR.

                                        /s/ Jonnie R. Williams
                                        --------------------------------------
                                        JONNIE R. WILLIAMS


                                        STAR TOBACCO & PHARMACEUTICALS, INC.

                                    By: /s/ Paul H. Lamb, III
                                        --------------------------------------
                                        Paul H. Lamb, III, President


                                        STAR SCIENTIFIC, INC.

                                    By: /s/ Paul L. Perito
                                        --------------------------------------
                                        Paul L. Perito, Chairman, President
                                        and Chief Operating Officer


                                        BROWN AND WILLIAMSON TOBACCO
                                        CORPORATION

                                    By: /s/
                                        --------------------------------------
                                        Its Executive Vice President